Exhibit 10.1

THIRD AMENDMENT TO Credit agreement AND guaranty

EXECUTION VERSION

This Third Amendment to Credit Agreement and Guaranty (this “Amendment”) is made as of February 12, 2024, by and among BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders previously entered into that certain Credit Agreement and Guaranty, dated as of April 19, 2022 (including the exhibits and other attachments thereto, as amended by that certain Waiver and First Amendment to Credit Agreement and Guaranty, dated as of November 13, 2023 and that certain Second Amendment to Credit Agreement and Guaranty and Termination of Revenue Interest Financing, dated as of December 5, 2023, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Administrative Agent and the Lenders party hereto hereby covenant and agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

2.             Amendment. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof and the condition subsequent specified in Section 5 hereof, Section 8.01(b) of the Existing Credit Agreement shall be deleted in its entirety and replaced as follows:

“(b)             as soon as available and in any event within ninety (90) days after the end of each fiscal year (i) the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and (ii) the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case prepared in all material respects in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of Ernst & Young U.S. LLP or another firm of independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and such report and opinion shall not be subject to (x) except with respect to the report and opinion delivered for the fiscal year ending on December 31, 2023, any “going concern” or like qualification or exception or emphasis of matter of going concern footnote or (y) any qualification or exception as to the scope of such audit, and in the case of such consolidated financial statements, certified by a Responsible Officer of the Borrower; provided that documents required to be furnished pursuant to this Section 8.01(b) shall be deemed furnished on the date that such documents are publicly available on “EDGAR”;”.

3.	Reaffirmation of Loan Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby confirms that the Security Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Obligations.

4.	Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:

(a)	This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower and the Lenders, which constitute the “Majority Lenders” as defined in the Existing Credit Agreement;

(b)	Each of the representations and warranties in Section 6 of this Amendment, Section 7 of the Credit Agreement and in the other Loan Documents shall be true, accurate and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date; and

(c)	At the time of and after giving effect to this Amendment, no fact or condition exists that constitutes, or with the passage of time, the giving of notice, or both, would constitute, a Default or Event of Default.

(d)	Condition Subsequent to Effectiveness. In addition to the conditions precedent set forth in the preceding Section 4, the effectiveness of this Amendment shall be subject to (i) the Borrower’s receipt after the date hereof and on or before February 20, 2024 of at least $40,000,000 in gross proceeds from a registered public sale of Borrower’s common stock, warrants and/or pre-funded warrants (excluding any investor previously agreed between the Company and the Agent) and (ii) the Borrower shall have paid all costs, fees and expenses of the Administrative Agent and the Lenders, including, without limitation, the fees and expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Oaktree Lenders, and the fees and expenses of Shearman & Sterling LLP, as outside counsel to Q Boost Holding LLC, incurred in connection herewith.

5.	Representations and Warranties. The Borrower hereby represents and warrants:

(a)	None of the execution, delivery and performance by the Borrower of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”) or performance under the Amendment Documents (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Borrower or any of its Subsidiaries.

(b)	This Amendment and the other Amendment Documents have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests, and duly executed and delivered by the Borrower and constitutes, and each of the Amendment Documents when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.	Release.

(a)	In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower (the “Releasing Party”), on behalf of itself and its successors, assigns and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lenders and not in any other capacity such party may have relative to the Releasing Party (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). The Releasing Party expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7. Furthermore, the Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 7. The foregoing release, covenant and waivers of this Section 7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.

(b)	Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)	Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

7.	Fees and Expenses. The Borrower agrees to pay on demand (a) all out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders accrued prior to the date hereof and (b) all out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution and delivery of (i) this Amendment, (ii) any Amendment Documents, other Loan Documents or other post-closing amendments, agreements, arrangements or documentation, (iii) any other instruments and documents to be delivered hereunder or thereunder, in each case of clauses (a) and (b), including the fees and expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Oaktree Lenders, and Shearman & Sterling LLP, as outside counsel to Q Boost Holding LLC, with respect thereto.

8.	Miscellaneous.

(a)	Except as otherwise expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect. This Amendment shall constitute a Loan Document.

(b)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof.

(c)	This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)	This Amendment and its contents shall be subject to the governing law, indemnification, venue, service of process, waivers of jury trial and severability provisions of the Existing Credit Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

BIOXCEL THERAPEUTICS, INC.

By:	/s/ Vimal Mehta
Name:	Vimal Mehta
Title:	Chief Executive Officer

Address for Notices:

555 Long Wharf Drive, 12th Floor
New Haven, CT

06511

With a copy to (which shall not constitute notice):

Cooley LLP

3 Embarcadero Center
20th Floor

San Francisco, CA 94111-4004

Attn: Mischi a Marca

Email: gmamarca@cooley.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn:   Oaktree Agency

Email:  Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn:   Aman Kumar

Email:  AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004
Attn:   Ari B. Blaut

Email:  blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:   Oaktree Agency

Email:  Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By: Its:	Oaktree Capital Management, L.P. Director

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE DIVERSIFIED INCOME FUND INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:		/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Authorized Signatory

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

Oaktree LSL Fund Holdings EURRC S.à r.l. 26A, boulevard Royal L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S Luxembourg Number: B269245

By:		/s/ Martin Eckel
	Name:	Martin Eckel
	Title:	Manager

By:		/s/ Flora Verrecchia
	Name:	Flora Verrecchia
	Title:	Manager

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By: Its:	Oaktree Capital Management, L.P. Director

By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Managing Director

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn:  Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004

Attn:  Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]

Q BOOST HOLDING LLC
By:	/s/ Ahmed Nasser Al-Abdulghani
Name: Ahmed Nasser Al-Abdulghani
Title: Director

Address for Notices:

c/o Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61) Doha, Qatar

A copy (which shall not constitute notice) shall also be sent to:

General Counsel

Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61)

Doha, Qatar

Email: notices.legal@qia.qa

A copy (which shall not constitute notice) shall also be sent to:

Shearman & Sterling LLP

535 Mission Street, 25th Floor

San Francisco, CA 94105

Attn:       Michael S. Dorf

Tomasz Kulawik

Email:      mdorf@shearman.com

tomasz.kulawik@shearman.com

[Signature Page to Third Amendment to Credit Agreement and Guaranty]